R.H. Donnelley
Media Week December 2006

Safe Harbor Statement
Certain statements contained in this presentation regarding RHD’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “industry outlook, trends and forecast”and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include,but are not limited to, statements about the benefits of future financial and operating results, RHD’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy RHD and Dex Media businesses will not continue to be integrated successfully; (2) the risk that the expected strategic advantages and remaining cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3) disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause R.H. Donnelley’s results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that R.H. Donnelley filed with the Securities and Exchange Commission (the “SEC”) (Registration No. 333-129539), which contains the joint proxy statement/prospectus relating to the transaction, RHD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A “Risk Factors,”Dex Media’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A “Risk Factors,”as well as R.H. Donnelley’s and Dex Media’s other periodic filings with the SEC that are available on the SEC’s website at www.sec.gov.
In addition, we will reference numerous non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of all non-GAAP measures to the most comparable GAAP measures.

Investment Highlights Strong and Stable • Consistent / stable revenue & usage Industry • Diversified local SME customer base
· Strong ROI to advertisers
· Local online search fastest growing media segment Expanding Market
· Triple Play strategy Opportunity Online – Provides SME’s an integrated solution – Increases addressable market
· Large sales force acts as trusted advisor RHD’s DNA • Management with successful operating and integration track record
· RHD Business Process
· High recurring revenue and margins Exceptional Financial
· Value creation through delevering Profile
· Valuable tax benefits

R.H. Donnelley Overview
· Over $2.6 billion in revenue
· Over 600,000 local and national advertisers –Largest advertiser accounts for less than 1% of revenue
· Operations in 28 states
· Circulation of approximately 80 million
· DexOnline.com #1 local search site for 11 consecutive quarters
· Over 4,000 employees, including 1,800 member sales force
= key growth markets
Major Yellow Pages and local online search provider

Our Value Proposition
RHD Print & Digital Products
Many Consumer Merchants
RHD Print Products
RHD Services RHD Digital Products Many Merchant SEO/SEM & Expertise Consumers
Syndicate Content to Major Search Engines
Our greatest opportunity: help the merchant reach many consumers

Key Success Factors For Growth
1. Eliminate Transition Disruptions
2. Improve Execution
3. Launch and Promote New Unified IYP Brand
4. Triple-Play Product and Service Strategy

Triple Play Delivers MoreActive Buyers Active Buyers Using Active Buyers in Media Types Colorado Springs = 127,000 RIN T 25,000
P
IYP
3,000
SA E RC
H
11,000
Total Active Buyers Influenced: 39,000

Trusted Marketing Advisor Print Directories Internet Yellow Pages Search Engine Mktg

e [d] e [d] e [s] e [s] s [t] s s [t]s l ua lSa Sa l l nveuan I n i I E [q]i $1 E [q]
$1 $13 Search Engine Mktg Internet Yellow Pages
Print Continues To Delivers Solid ROI Print Directories

IYP – DexOnline.com


DEX
Find a local business with Dex
Search businesses - enter a category, business name, keyword, or phone number
Family Dentist
Near a street address?
Colorado Springs
Colorado
Include surrounding areas?
SEARCH
Other search options
ALPHABETICAL RESULTS
Coachman Center for Complete Dentistry
5145 Centennial Blvd
Colorado Springs, CO 80919 -
4425
MORE SEARCH OPTIONS
65% Local Online Searches Used IYP

Print Directories	Internet Yellow Pages	Search Engine Mktg

RHDonnelley
PROGRESS · PERFORMANCE · POTENTIAL
9

More Features and Capabilities Print Directories Internet Yellow Pages Search Engine Mktg

LocalLaunch!
Paid
Paid
Free
Print Directories Internet Yellow Pages Search Engine Mktg

| | | | | | | | | | | Expanding Market Opportunity (in billions) Local Advertising $97b in 2005 Local Advertising $125b in 2010 $14.0 $15.0 $0.6 $1.7 $0.5 RHD’s Addressable Market grows from 15.6% to $4.5 17.0% of the Local Advertising Market $81.9 Print $103.8 IYP Local Online Search (SEM) All Other Local Source: The Kelsey Group 7% CAGR by 2010 for Triple Play

Expanding Market Opportunity (in billions)
| | | | | | | | | | |
Addressable Market $15.1b in 2005 Addressable Market $21.2b in 2010 $0.5 $0.6 $4.5
7% CAGR
$1.7
$14.0 $15.0
Print IYP
Local Online Search (SEM)
Source –The Kelsey Group
Addressable market growing faster than the total advertising market

Steve Blondy
Executive Vice President & CFO

Financial Overview
Financial Trends DexSynergies & Costs Update 2007 Outlook Revenue(1) EBITDA(1) Free Cash Flow(1) $million $2,680 $1,480 $1,034 $1,042 $617 $595 $735 $572 $411 (2) $317 $361 $148 $236 $74 $46 ‘02 ‘03 ‘04 ‘05 ‘06G ‘02 ‘03 ‘04 ‘05 ‘06G ‘02 ‘03 ‘04 ‘05 ‘06G
Business transformation has led to tremendous financial growth
Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers
1. For 2002 –2006 figures represent adjusted and adjusted pro forma results each year, with the exceptions of revenue and free cash flow for 2002 that reflect reported results. For 2006, figures represent guidance issued December 5, 2006
2. Excludes federal income tax refund of $71 million

Financial Overview
Recent Progress DexSynergies & Costs Update 2007 Outlook
· Closed $9.5 billion Dexacquisition on January 31
· Substantial integration achievements –2 union contracts and customer service upgrade
· Strong EBITDA and free cash flow performance
· Repurchased 1.65 million warrants for $53 million
· Private equity investors sold 19 million shares eliminating overhang and increasing liquidity

Financial Update
Dex Synergies DexSynergies & Costs Update
2007 Outlook
$millions
Cumulative Synergies — Revised Estimate Major Components Cumulative Synergies — Original Plan $75 I/T$20
Printing & publishing $20
$41 Improved Dex claims $15 $50Corporate G&A $10 $16 $30
Sales & sales operations $10 $10 2006 2007 2008 TOTAL $75
Raising ongoing synergies estimate by 50%
NOTE: Figures are estimates based on currently available information and subject to change

Financial Update
Dex Integration Costs DexSynergies & Costs Update
2007 Outlook
$millions Goodwill Major Components
Capital Expenditures $75 I/T $40
P&L Expenses $10
Branding initiative $20 $28 People related $15 $25 $37 TOTAL $75 $10 $24 $0 $3 $10 $3 2006 2007 2008 Total
Healthy investment to secure integration
NOTE: Figures are estimates based on currently available information and subject to change

Financial Update
Guidance: Operating Metrics DexSynergies and Costs Update
2007 Outlook
2006 2007 Guidance(1,2) Guidance(1) Advertising sales growth -1.8% to -2.0% Positive Revenue $2.68 billion $2.67 billion EBITDA before FAS 123R(3) $1.48 billion $1.44 billion EBITDA margin before FAS 123R(3) 55% 54%
1. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers.
2. 2006 figures assume the Dextransaction closed on January 1, 2006 and exclude the effects of purchase accounting and certain merger-related expenses
3. Excludes non-cash stock-based compensation expense of approximately $43 million and $31 million for 2006 and 2007, respectively. 2007 EBITDA excludes approximately $34 million of cost uplift, a non-cash purchase accounting related expense

Financial Update
Dex Synergies and Costs Update
2007 Outlook

2007 EBITDA Bridge


$ millions
$1,480
$(7)
$25
$(14)
$(44)
$1,440
2006G EBITDA
Impact of Lower Revenue
Incremental Synergies (ongoing)
Incremental Integration Costs (one-time)
Strategic Investments (ongoing)
2007G EBITDA

Reinvesting synergies in growth initiatives

Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers
NOTE: Figures are estimates based on currently available information and subject to change

RHDonnelley® PROGRESS · PERFORMANCE · POTENTIAL
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Financial Update
EBITDA to FCF Bridge DexSynergies and Costs Update
2007 Outlook
$millions 2006 2007
EBITDA before FAS 123R $1,480 $1,440 Cash interest paid (685) (745) Capital expenditures (75) (70) Pension and other 15 (10)
Free Cash Flow $735 $615
Double digit free cash flow yield
Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers NOTE: Figures are estimates based on currently available information and subject to change

Financial Update
Guidance: Capital Metrics DexSynergies and Costs Update
2007 Outlook
2006 2007 Guidance(1,2) Guidance(1) Net debt at year end(3) < $10.1 billion $9.5 billion Leverage at year end(4) 6.75x 6.50x Weighted avg. fully diluted shares 71.5 million 71.8 million
1. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers.
2. 2006 figures assume the Dextransaction closed on January 1, 2006 and exclude the effects of purchase accounting and certain merger-related expenses
3. Excludes fair market value adjustment related to purchase accounting
4. Calculated based on net debt outstanding at each year end divided by the sum of EBITDA before FAS 123R and expensed integration costs in each year

Financial Update
Valuable Tax Benefits DexSynergies and Costs Update
2007 Outlook
· Acquisitions resulted in tax basis “step-up”of approximately $10 billion
· Cash value of approximately $250 million per year(1) through 2017
· Current net operating loss carryforward of approximately $600 million(2) –NOLs will not be fully utilized until 2012
· Cash taxes below $10 million through 2010 Net Present Value of Available Cash Tax Benefits(3) Discount rate 6% 8% NPV ($millions) $2,271 $2,048 Value per Share(4) $31.63 $28.52
1) Based on a 40% tax rate
2) The balances of net operating loss carryforwards as of 12/31/05 were $343 million and $271 million for R.H. Donnelley and Dex Media, respectively
3) Using a 35% tax rate for NOLs
4) Assuming adjusted weighted average diluted shares outstanding of71.8 million per current 2007 guidance

Cumulative Debt Repayment $millions $2,928
$2,238 $1,406 $648
2003 2004 2005 2006E
Note: figures represent RHD’sand Dex’s combined cumulative debt repayment $2.9 Billion of Value Transferred to Share Holders

Appendix

Strong and Stable Industry Strong Usage Return on Investment* Consistent Growth Annual Yellow Pages references U.S. directories advertising revenue in billions $billions Radio $8 Print IYP Television $10 R
CAG
[9] % 16.3 3. Direct 14.9 $12 Marketing $15.8 14.5 Magazines $18 Newspapers $23 $8.9 Online $49
Yellow $56 Pages
2000 2001 2002 2003 2004 2005 1990 1995 2000 2005
Source: CRM Associates, Yellow Pages Source: KNI/SRI, 2006 Source: Veronis Suhler Stevenson, 2006 Trends & Opportunities, 2005
* Online figure represents median High consumer usage delivers tremendous value for advertisers of headings in which market hare and percent of active buyers influenced were each at least 1.5%. Online excludes IYP

Index of Schedules
Schedule 1: Index of schedules
Schedule 2: Reconciliation of non-GAAP measures related to fiscal year 2006 guidance
Schedule 3: Reconciliation of non-GAAP measures related to fiscal year 2007 guidance
Schedule 4: Reconciliation of non-GAAP measures related to historical financial results for fiscal years 2002 to 2005
Schedule 5: Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY06 Guidance
(Unaudited) Amounts in billions, except for percentages and per share amounts
Schedule 2 Full Year 2006 Outlook 2005
Reconciliation of advertising sales to net revenue — GAAP outlook, net revenue — pro forma adjusted outlook and net revenue combined adjusted
RHD advertising sales disclosed in December 31, 2005 Form 10-K $ 1.03 Dex Media advertising sales for the year ended December 31, 2005, disclosed in Dex Media’s fourth quarter and full year 2005 press release 1.73 Adjustments for changes in publication dates and definition of advertising sales (0.07) Advertising sales outlook (1,2) $ 2.64 RHD pro forma advertising sales $ 2.69 Advertising sales — percentage change over 2005 -1.9% Less (a) pre-acquisition Dex Media advertising sales not recognized as current period revenue and (b) total current period advertising sales not recognized as revenue due to the deferral method of accounting, plus (c) total net revenue reported in the period for advertising sales from prior periods (0.75) (1.74) Net directory advertising revenue 1.89 0.95 Other revenue 0.01 0.01 Net revenue — GAAP outlook and GAAP 1.90 0.96 Plus net revenue from directories that published prior to acquisitions that would have been recognized during the period absent purchase accounting adjustments required under GAAP 0.78 0.08 Net revenue — pro forma adjusted outlook (3) $ 2.68 Dex Media net revenue — GAAP from Dex Media’s Form 10-K for the year ended December 31, 2005 1.66 Net revenue - combined adjusted $ 2.70
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY06 Guidance (cont’d) (Unaudited) Schedule 2 Cont’d Amounts in billions, except for percentages and per share amounts
Full Year 2006 Outlook
Reconciliation of pro forma adjusted EBITDA excluding FAS 123R outlook to operating income — GAAP outlook Pro forma adjusted EBITDA (4) excluding FAS 123R outlook $1.48 Less pro forma depreciation and amortization (0.34) Less FAS 123R Expense (0.04) Pro forma adjusted operating income outlook 1.10 Less revenue from Dex Media-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, excluding January 2006 (0.64) Plus expenses from Dex Media-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, net of amortized deferred cost uplift on Dex Media and AT&T sales contracts as of their respective acquisition dates, excluding January 2006 0.05 Less Dex Media net operating income impact for the month of January 2006 (0.02) Operating income — GAAP outlook $0.49
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY06 Guidance (cont’d) (Unaudited) Schedule 2 Cont’d Amounts in billions, except for percentages and per share amounts
Full Year 2006 Outlook
Calculation of pro forma adjusted EBITDA margin excluding FAS 123R outlook Pro forma adjusted net revenue outlook $2.68 Pro forma adjusted EBITDA excluding FAS 123R outlook 1.48 Pro forma adjusted EBITDA margin excluding FAS 123R outlook 55%
Full Year 2006 Outlook
Reconciliation of cash flow from operations — GAAP outlook to free cash flow outlook and pro forma adjusted free cash flow outlook
Cash flow from operations outlook — GAAP $ 0.77 Less additions to fixed assets and computer software (0.08) Free cash flow outlook 0.69 Plus Dex Media free cash flow for January 2006 0.04 Plus Professional fees related to the Dex Media Merger paid for by Dex Media 0.01 Pro forma adjusted free cash flow outlook $ 0.74
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY06 Guidance (cont’d) (Unaudited) Schedule 2 Cont’d Amounts in billions, except for percentages, per share amounts and where noted
Full Year 2006 Outlook
Reconciliation of net debt — GAAP outlook to net debt — excluding fair market value adjustment (5) outlook Net debt — GAAP outlook $10.3 Less fair market value adjustment due to purchase accounting (0.2) Net debt — excluding fair market value adjustment outlook $10.1
Full Year 2006 Outlook (millions)
Reconciliation of diluted shares outstanding — GAAP outlook to adjusted diluted shares outstanding outlook Diluted shares outstanding — GAAP outlook 66.8 Additional shares assuming the Dex Media transaction occurred on January 1, 2006 3.0 Additional expected shares from common stock equivalents 1.7 Adjusted diluted shares outstanding outlook 71.5
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY06 Guidance (cont’d) (Unaudited) Schedule 2 Cont’d Amounts in billions, except for percentages and per share amounts
Full Year 2006 Outlook
Calculation of leverage outlook Net debt — excluding fair market value adjustment outlook $10.1 Pro forma adjusted EBITDA excluding FAS 123R outlook $1.48 Plus expensed Dex integration costs 0.01 Pro forma adjusted EBITDA excluding FAS 123R and expensed Dex integration costs outlook $1.49 Leverage outlook 6.8x
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY07 Guidance (Unaudited) Schedule 3 Amounts in billions, except for percentages and per share amounts
Full Year 2007 Outlook
Reconciliation of advertising sales outlook to net revenue — GAAP outlook Advertising sales outlook $2.64 Advertising sales — percentage change over 2006 0% Less (a) total current period advertising sales not recognized as revenue due to the deferral method of accounting plus (b) total net revenue reported in the period for advertising sales from prior periods 0.04 Other revenue (0.01) Net revenue — GAAP outlook $2.67
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY07 Guidance (cont’d) (Unaudited) Schedule 3 Cont’d Amounts in billions, except for percentages and per share amounts
Full Year 2007 Outlook
Reconciliation of adjusted EBITDA excluding FAS 123R outlook to operating income — GAAP outlook Adjusted EBITDA excluding FAS 123R outlook $1.44 Less depreciation and amortization (0.36) Less FAS 123R expense (0.03) Adjusted operating income outlook 1.05 Less deferred cost uplift (0.03) Operating income — GAAP outlook $1.02
Full Year 2007 Outlook
Calculation of adjusted EBITDA margin excluding FAS 123R outlook Net revenue — GAAP outlook $2.67 Adjusted EBITDA excluding FAS 123R outlook 1.44 Adjusted EBITDA margin excluding FAS 123R outlook 54%
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY07 Guidance (cont’d) (Unaudited) Schedule 3 Cont’d Amounts in billions, except for percentages and per share amounts
Full Year 2007 Outlook
Reconciliation of cash flow from operations — GAAP outlook to free cash flow outlook Cash flow from operations — GAAP outlook $0.69 Less additions to fixed assets and computer software (0.07) Free cash flow outlook $0.62
Full Year 2007 Outlook
Reconciliation of net debt — GAAP outlook to net debt — excluding fair market value adjustment outlook Net debt — GAAP outlook $9.7 Less fair market value adjustment due to purchase accounting $(0.2) Net debt — excluding fair market value adjustment outlook $9.5
See accompanying Notes to Schedules
35

Reconciliation of Non-GAAP Measures Related to FY07 Guidance (cont’d) (Unaudited) Schedule 3 Cont’d Amounts in billions, except for percentages, per share amounts and where noted
Full Year 2007 (millions)
Reconciliation of diluted shares outstanding — GAAP outlook to adjusted diluted shares outstanding outlook Diluted shares outstanding — GAAP outlook 70.6 Additional expected shares from common stock equivalents 1.2 Adjusted diluted shares outstanding outlook 71.8
Full Year 2007 Outlook
Calculation of leverage outlook Net debt — excluding fair market value adjustment outlook $9.5 Adjusted EBITDA excluding FAS 123R outlook $1.44 Plus expensed Dex integration costs 0.02 Adjusted EBITDA excluding FAS 123R and expensed Dex integration costs outlook $1.46 Leverage outlook 6.5x
See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to Historical Financial Results FY02 – FY05

(Unaudited)
Amounts in millions, except for percentages and per share amount

Schedule 4

	2005 [6]	2004 [6]	2003 [7]	2002
Reconciliation of net revenue - GAAP to net revenue - adjusted and adjusted pro forma				
Net revenue - GAAP	$ 956.6	$ 603.1	$ 256.4	$ 73.8
Plus net revenue from EMBARQ-branded directories that published prior to the EMBARQ Directory Acquisition, plus all January 2003 published directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP	-	1.1	315.9	-
Plus net revenue from AT&T-branded directories that published prior to the AT&T Directory Acquisition, plus all September 2004 published directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP	85.0	441.5	-	-
Less pre-press publishing revenue that would not have been recorded had the AT&T Directory Acquisition occurred on January 1, 2003	-	(11.8)	-	-
Net revenue - GAAP				$ 73.8
Net revenue - adjusted	$ 1,041.6			
Net revenue - adjusted pro forma		$ 1,033.9	$ 572.3	

See accompanying Notes to Schedules

RHDonnelley® PROGRESS · PERFORMANCE · POTENTIAL

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Reconciliation of Non-GAAP Measures Related to Historical Financial Results FY02 – FY05

(Unaudited)
Amounts in millions

Schedule 4 Cont'd

	2005 (4)	2004 (4)	2003 (4)	2002 (4)
Reconciliation of net income - GAAP to adjusted and adjusted pro-forma EBITDA				
Net (loss) income - GAAP	$ 67.5	$ 70.3	$ (49.9)	$ 67.2
Plus tax (benefit) provision	43.2	45.9	(36.1)	44.8
Plus interest expense, net	264.5	175.5	180.0	33.5
Plus depreciation and amortization	85.1	66.6	65.8	6.2
EBITDA	$ 460.3	$ 358.3	$ 159.8	$ 151.7
Less other (expense) income	-	0.1	(1.5)	(3.9)
Plus net revenue from EMBARQ-branded directories that published prior to the EMBARQ Directory Acquisition, plus all January 2003 published directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP	-	1.1	315.9	-
Plus amortized deferred cost uplift on EMBARQ sales contracts as of the date of the EMBARQ Directory Acquisition, net of expenses on EMBARQ-branded directories that published prior to the acquisition, plus all January 2003 published directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP	-	3.6	(63.3)	-
Less pre-press publishing revenue that would not have been recorded had the AT&T Directory Acquisition occurred on January 1, 2003	-	(11.8)	-	-
Plus net revenue from AT&T-branded directories that published prior to the AT&T Directory Acquisition, plus all September 2004 published directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP	85.0	441.5	-	-
Less expenses, including amortized deferred cost uplift, from AT&T-branded directories that published prior to the AT&T Directory Acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP	49.9	(98.0)	-	-
Less partnership income that would not have been recognized during the period assuming the AT&T Directory Acquisition occurred on January 1, 2003	-	(78.0)	-	-
Net effect of adjustments of GAAP results	$ 134.9	$ 258.5	$ 251.1	$ (3.9)
EBITDA - adjusted	$ 595.2			$ 147.8
EBITDA - adjusted pro forma		$ 616.8	$ 410.9	

See accompanying Notes to Schedules

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Reconciliation of Non-GAAP Measures Related to Historical Financial Results FY02 – (Unaudited) FY05 Schedule 4 Cont’d Amounts in millions, except for percentages and per share amount 2005 2004 2003 2002
Reconciliation of cash flow from operations — GAAP to adjusted free cash flow Cash flow from operations — GAAP $392.1 $406.3 $248.6 $49.9 Less: additions to fixed assets and computer software (31.6) (18.0) (12.6) (3.7) Less: federal income tax refund — (71.3) — -
Free cash flow $360.5 $236.0 $46.2 Free cash flow — adjusted $317.0
See accompanying Notes to Schedules

Notes To Schedules

(Unaudited) Schedule 5

1) Advertising revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the advertising sales value is deferred and amortized into the statement of operations ratably over the life of the directory, which is typically 12 months

2) Advertising sales represent the total billable value of print and online products in the period when billing commences.

3) As a result of the Dex Media and AT&T (formerly known as SBC) transactions and the related financing and associated accounting, management believes that the 2006 and 2005 results reported in accordance with GAAP are not comparable, nor do they reflect the company's underlying operational or financial performance. Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance in each period. Management urges you to read the schedules and the footnotes carefully to better understand the limitations of using these figures for any analysis.

   Adjusted and pro forma adjusted results for 2006 reflect the combination of RHD with Dex Media as if the transaction had been consummated at the beginning of 2006 and reflect certain other adjustments described below, including adjustments to exclude the effects of purchase accounting related to the Dex Media and AT&T transactions and professional fees associated with the Dex Media transaction incurred by Dex Media in January 2006. In addition, pro forma adjusted results include interest and depreciation and amortization expenses as if the Dex Media transaction occurred on January 1, 2006 and eliminates the interest benefit resulting from the amortization of the fair market value adjustment to Dex Media's debt balance described in footnote 7. Pro forma adjusted results do not necessarily reflect what the underlying operational or financial performance of RHD would have been had the Dex Media transaction been consummated at the beginning of 2006.

   The adjusted and pro forma adjusted results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired from Dex Media and AT&T, respectively, that published prior to the transactions were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the transaction date for Dex Media and AT&T directories not yet published at the transaction date has been excluded from adjusted and pro forma adjusted results.

4) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted and pro forma adjusted EBITDA represents adjusted and pro forma adjusted earnings before interest, taxes, depreciation and amortization. EBITDA, adjusted EBITDA and pro forma adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies.

RHDonnelley® PROGRESS · PERFORMANCE · POTENTIAL
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Notes To Schedules Cont’d (Unaudited) Schedule 5 Cont’d
5) As a result of purchase accounting, RHD was required to adjust the carrying value of Dex Media’s debt at January 31, 2006 to its fair market value. Net debt -GAAP represents total debt less cash and cash equivalents for the respective period. Net debt –excluding fair market value adjustments represents net debt –GAAP adjusted to remove the remaining fair value purchase accounting adjustment of Dex Media’s debt.
6) As a result of the EMBARQ transaction (formerly known as Sprint)and AT&T transaction (formerly known as SBC) and the related financings and associated accounting, management believes that the 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company’s underlying operational or financial performance. Additionally, these considerations with respect to the AT&T transaction will also affect the comparability of our 2004 and 2005 reported GAAP results. Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the AT&T transaction and related financing occurred at the beginning of the year presented and certain other adjustments. Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period. While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full years 2003 and 2004, because of the differencesin the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquiredin connection with the EMBARQ transaction and AT&T transaction that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the AT&T transaction, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate ineffect at the time of the acquisition with no assumption of additional debt repayments. As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the EMBARQ transaction and AT&T transaction, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin. We refer to this purchase accounting entry as “cost uplift.” This “cost uplift”with respect to each transaction has also been removed in the adjusted pro forma results.
7) As adjusted results for 2003 assume that the revenue and direct costs from directories published prior to the EMBARQ transactionwere recognized during the period and adjusts for the differences in historical accounting policy with respect to expense recognition and RHD’s policy.